                                                               Exhibit 10.3

               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

     THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of
June 8, 2004 (this "AGREEMENT"), is by and among (i) ACME PACKET, INC., a Delaware corporation (the "CORPORATION"), (ii) those certain holders of Series B Preferred Stock, $.001 par value per share (the "SERIES B PREFERRED STOCK"), of the Corporation listed on SCHEDULE 1 attached hereto (the "SERIES B HOLDERS"),
(iii) those certain purchasers of Series C Preferred Stock, $.001 par value per share (the "SERIES C PREFERRED STOCK"), of the Corporation listed on SCHEDULE 2 attached hereto (the "INITIAL SERIES C PURCHASERS"), and (iv) each person or entity that subsequently becomes a party to this Agreement pursuant to Section
3.9 hereof (each an "ADDITIONAL INVESTOR" and together with the Series B Holders and the Initial Series C Purchasers, the "INVESTORS").

                                   WITNESSETH

     WHEREAS, the Corporation and the Series B Holders are parties to that certain Registration Rights Agreement, dated as of January 3, 2001, as amended by Amendment No. 1, dated June 15, 2001, and as amended by Amendment No. 2, dated June 30, 2002 (as so amended, the "ORIGINAL AGREEMENT");

     WHEREAS, pursuant to the terms of that certain SERIES C Convertible Preferred Stock Purchase Agreement, by and among the Corporation and the Initial Series C Purchasers, dated as of June 8, 2004 (the "PURCHASE AGREEMENT"), the Initial Series C Purchasers have purchased shares of the Series C Preferred Stock;

     WHEREAS, pursuant to Section 3.3 of the Original Agreement, such Original Agreement may be amended by the written consent of (i) the Corporation and (ii) the holders of Series B Preferred Stock holding in the aggregate a majority in interest of the Series B Preferred Stock;

     WHEREAS, the holders of Series B Preferred Stock holding in the aggregate a majority in interest of the Series B Preferred Stock are a party to this Agreement; and

     WHEREAS, it is a condition precedent to the obligations of the Initial Series C Purchasers to purchase the shares contemplated by the Purchase Agreement that the Original Agreement be amended and restated in its entirety as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

  DEFINITIONS. The following terms shall have the respective meanings set forth below or elsewhere in this Agreement as referred to below:

     "Agreement" shall have the meaning set forth in the preamble hereto.

     "Business Day" shall mean any day that is not a Saturday, a Sunday or a legal holiday in the Commonwealth of Massachusetts.

     "Commission" shall mean the Securities and Exchange Commission, or its successor.

     "Common Stock" shall mean the common stock of the Corporation, par value $.001 per share.

     "Corporation" shall have the meaning set forth in the preamble to this Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Holders" shall mean, collectively, any and all holders of Registrable Securities and, individually, any one such holder, or any assignee of record of such Registrable Securities in accordance with Section 2.9 hereof.

     "Indemnitees" shall have the meaning set forth in subsection 2.7(b) hereof.

     "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

     "Person" shall mean an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

     "Preferred Holders" shall mean holders of Preferred Stock.

     "Preferred Stock" shall mean the Corporation's Series B Preferred Stock and Series C Preferred Stock.

     "Registrable Securities" shall mean, collectively, any and all shares of Common Stock issue and/or issuable upon conversion of shares of Preferred Stock and any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which his issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights are not assigned.

     "Required Preferred Holders" shall mean, at the relevant time of reference thereto, those Preferred Holders holding, in the aggregate, a majority of the Registrable Securities then held by all Preferred Holders.

     "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

  REGISTRATIONS.

     2.1 DEMAND REGISTRATION.

     (a) Subject to the limitations and provisions set forth in this subsection 2.1(a) and subsections 2.1(b), 2.l(c) and 2.l(d) below, at any time from and after the earlier of (A) June 8, 2007 or (B) one year following the closing of the Corporation's first firm-commitment underwritten initial public offering (the "Initial Public Offering"), the Required Preferred Holders may notify the Corporation in writing that such Required Preferred Holders desire for the Corporation to cause all or a portion of such Required Preferred Holders' Registrable Securities to be registered for sale to the public under the Securities Act; PROVIDED, HOWEVER, that the Required Preferred Holders shall not be entitled to request that the Corporation register Registrable Securities for sale to the public pursuant to this subsection 2.l(a) at any time within six months after the effective date of a registration statement filed by the Corporation in connection with a public offering in which the Preferred Holders shall have been entitled to join pursuant to this subsection 2.l(a) or subsections 2.2 or 2.3 hereof. Upon receipt of such written request by the Required Preferred Holders, the Corporation shall promptly notify in writing all other Holders of such request, and such other Holders shall have a period of ten Business Days following such notice from the Corporation to notify the Corporation in writing whether such other Holders, or any of them, desire to have Registrable Securities held by them registered for sale to the public under the Securities Act. Thereafter, subject to the conditions, limitations and provisions set forth below in this subsection 2.l(a) and in subsections 2.1(b), 2.1(c) and 2.1(d) hereof, the Corporation shall, promptly following the expiration of such ten Business Day period, prepare and file, and use its best efforts to prosecute to effectiveness, an appropriate filing with the Commission of a registration statement covering all of those Registrable Securities with respect to which registration under the Securities Act has been requested pursuant to this subsection 2.l(a). Notwithstanding anything to the contrary in this subsection 2.l(a), the Corporation shall have no obligation of any kind whatsoever with respect to any request to register Registrable Securities under the Securities Act pursuant to this subsection 2.l(a) unless the aggregate probable gross proceeds to the selling Holders for the number of Registrable Securities requested to be registered for sale to the public pursuant to this subsection 2.l(a) is at least $10,000,000 (as determined by the Board of Directors of the Corporation).

     (b) Notwithstanding anything to the contrary contained in subsection 2.l(a) above, the Corporation shall not be obligated to prepare or file any registration statement pursuant to subsection 2.l(a) hereof, or to prepare or file any amendment or supplement thereto, at any time when the Corporation, in the good faith judgment of its Board of Directors, reasonably believes that the filing thereof at the time requested, or the offering of Registrable Securities pursuant thereto, (a) would materially adversely affect a pending or proposed public offering of Common Stock, or an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or any negotiations, discussions or pending proposals with respect thereto or (b) would materially adversely affect the business or prospects of the Corporation in view of the disclosures that may be required thereby of information about the business, assets, liabilities or operations of the Corporation not theretofore disclosed; PROVIDED, HOWEVER, that the filing of a registration statement, or any supplement or amendment thereto, by the Corporation may be deferred pursuant to this subsection 2.l(b) for no longer than (i) if such deferment is pursuant to clause (a) above, 60 calendar days after the abandonment or consummation of any of the foregoing proposals or transactions or (ii) if such deferment is pursuant to clause (b) above, 60 calendar days beyond the time-requested.

     (c) The Corporation shall be entitled to include in any registration statement filed or to be filed by the Corporation pursuant to subsection 2.l(a) above shares of Common Stock to be sold by the Corporation for its own account. If any offering pursuant to subsection 2.l(a) above shall be in the form of an underwritten offering, and the managing underwriter or underwriters of such offering, in good faith, advise the Corporation and the selling Preferred Holders in writing that in its or their opinion the aggregate amount of shares of Common Stock requested to be included in such offering (including the Registrable Securities, any shares of Common Stock to be offered for the account of the Corporation and any shares of Common Stock to be offered for the account of any other security holders of the Corporation) would materially adversely affect the success of such offering or the price of the shares of Common Stock to be offered, then the Corporation shall reduce the number of shares of Common Stock to be included in such offering to the amount of Common Stock which the managing underwriter or underwriters have advised can be sold in such offering, said reduction to be effected in the following order: (x) first, any or all shares of Common Stock requested to be included in such offering by such other security holders of the Corporation, PRO RATA among such other stockholders in proportion to the number of shares of Common Stock sought to be registered by such other security holders, (y) second, any or all shares of Common Stock to be sold by the Corporation pursuant to such offering, and (z) third, any or all Registrable Securities requested to be included in such offering by the Holders, PRO RATA among the Holders in proportion to the respective number of Registrable Securities sought to be registered by the selling Preferred Holders. The Preferred Holders proposing to distribute Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by mutual agreement of the Corporation and the Required Preferred

Holders. If any selling Preferred Holder disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Corporation and the managing underwriter or underwriters. The Registrable Securities so withdrawn shall also be withdrawn from registration.

     (d) Notwithstanding anything in this subsection 2.1 to the contrary, the Corporation shall not be required to consummate more than one offering of Registrable Securities pursuant to subsection 2.l(a) above.

     2.2 PIGGYBACK REGISTRATION. If at any time after the Initial Public Offering, the Corporation proposes to file a registration statement under the Securities Act covering a proposed sale of its Common Stock, whether for its own account or for the account of any other security holder or both (other than a registration statement on Form S-4 or S-8, or any form substituting therefor for shares of Common Stock to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Corporation pursuant to any employee benefit plan, respectively, and other than a registration statement filed in connection with an offering effected pursuant to subsection 2.l(a) or 2.3(a) hereof), the Corporation shall give each Holder written notice of such proposed filing at least 20 Business Days prior to the anticipated filing date, and such notice shall offer each such Holder the opportunity to register such number of Registrable Securities as they may request, which request must be delivered to the Corporation in writing within ten Business Days after the notice given by the Corporation. The Corporation shall use its best efforts to cause the Registrable Securities as to which registration shall have been so requested by the requesting Holders to be included among the shares of Common Stock to be covered by the registration statement proposed to be filed by the Corporation pursuant to this subsection 2.2. In the event that any such registration statement shall be, in whole or in part, an underwritten public offering, the Corporation shall use its best efforts to cause the managing underwriter or underwriters to include such Registrable Securities as to which registration shall have been so requested by the requesting Holders, all upon the same terms and conditions as the other shares of Common Stock included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering, in good faith, determine that the total number of shares of Common Stock which the requesting Holders, the Corporation and any other security holders of the Corporation intend to include in such offering would materially adversely affect the success of such offering or the price of the shares of Common Stock to be offered, then the Corporation shall reduce the number of shares of Common Stock to be included in such offering to the number of shares of Common Stock which the managing underwriter or underwriters shall have advised can be sold in such offering, said reduction to be effected in the following order: (x) first, any or all shares of Common Stock requested to be included in such offering by any other security holders of the Corporation (other than security holders exercising demand registration rights), pro rata among such other security holders in proportion to their respective numbers of shares of Common Stock sought to be registered pursuant to such offering, (y) second, any or all shares of Common Stock requested to be included in such offering by the Holders, pro rata among the Holders in proportion to their respective number of Registrable Securities sought to be registered pursuant to such offering, (z) third, any or all shares of Common

Stock proposed to be sold by the Corporation pursuant to such offering, and (zz) fourth, any or all shares of Common Stock requested to be included in such offering by security holders of the Corporation exercising demand registration rights, PRO RATA among such security holders in proportion to the number of shares of Common Stock entitled to be registered by each and in accordance with their respective priorities. In the event that the contemplated registration does not involve an underwritten public offering, the determination that the inclusion of any Registrable Securities requested to be included in such registration by the requesting Holders would have a material adverse effect on the success of such offering or the price of the shares of Common Stock to be offered shall be made in the good faith reasonable judgment of the Corporation's Board of Directors.

     2.3 S-3 REGISTRATIONS.

     (a) Subject to the limitations and provisions set forth in this subsection 2.3(a) and in subsections 2.3(b) and 2.3(c) below, at any time from and after the first anniversary of the closing of the Initial Public Offering, Holders shall have the right to require the Corporation to file a registration statement on Form S-3, if available, or any comparable or successor form, under the Securities Act for purposes of registering for sale to the public Registrable Securities representing probable gross proceeds to the selling Holders of at least $1,000,000 (the "Minimum S-3 Registrable Securities Amount"), the amount of such probable gross proceeds to be determined in good faith by the Board of Directors of the Corporation. The Holders may exercise their rights under this
Section 2.3 by notifying the Corporation in writing that they desire for the Corporation to cause all or a portion of such Holders' Registrable Securities (but in no event less than the Minimum S-3 Registrable Securities Amount) to be registered for sale to the public under the Securities Act pursuant to this subsection 2.3(a); PROVIDED, HOWEVER, that the Holders shall not be entitled to request that the Corporation register Registrable Securities for sale to the public pursuant to this Section 2.3 at any time within one year after the effective date of a registration statement filed by the Corporation in connection with a public offering in which the Holders shall have been entitled to join pursuant to this subsection 2.3(a) or subsections 2.1 or 2.2 hereof. Upon receipt of such written request by any of the Holders, the Corporation shall promptly notify in writing all other Holders of such request, and such other Holders shall have a period of ten Business Days following such notice from the Corporation to notify the Corporation in writing whether such other Holders, or any of them, desire to have Registrable Securities held by them registered for sale to the public under the Securities Act pursuant to this subsection 2.3(a). Thereafter, subject to the conditions, limitations and provisions set forth below in this subsection 2.3(a) or in subsections 2.3(b) and 2.3(c) hereof, the Corporation shall, promptly following the expiration of such ten Business Day period, prepare and file, and use its best efforts to prosecute to effectiveness, a registration statement on Form S-3 (or any comparable or successor form) covering all of those Registrable Securities (but in no event less than the Minimum S-3 Registrable Securities Amount) of the Holders with respect to which registration under the Securities Act has been requested pursuant to this subsection 2.3(a). Notwithstanding anything expressed or implied in this subsection 2.3(a) to the contrary, any offering pursuant to this subsection 2.3(a) shall not be in the form of an underwritten offering.

     (b) Notwithstanding anything to the contrary contained in subsection 2.3(a) above, the Corporation shall not be obligated to prepare or file any registration statement pursuant to subsection 2.3(a) hereof, or to prepare or file any amendment or supplement thereto, at any time when the Corporation, in the good faith judgment of its Board of Directors, reasonably believes that the filing thereof at the time requested, or the offering of Registrable Securities pursuant thereto, (a) would materially adversely affect a pending or proposed public offering of Common Stock, or an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction, or any negotiations, discussions or pending proposals with respect thereto or (b) would materially adversely affect the business or prospects of the Corporation in view of the disclosures that may be required thereby of information about the business, assets, liabilities or operations of the Corporation not theretofore disclosed; PROVIDED, HOWEVER, that the filing of a registration statement, or any supplement or amendment thereto, by the Corporation may be deferred pursuant to this subsection 2.3(b) for no longer than (i) if such deferment is pursuant to clause (a) above, 60 calendar days after the abandonment or consummation of any of the foregoing proposals or transactions or (ii) if such deferment is pursuant to clause (b) above, 60 calendar days beyond the time-requested.

     (c) Notwithstanding anything in this subsection 2.3 to the contrary, the Corporation shall not be required to consummate more than three offerings of Registrable Securities pursuant to subsection 2.3(a) above. The Corporation shall be entitled to include in any registration statement filed or to be filed by the Corporation pursuant to subsection 2.3(a) above shares of Common Stock to be sold by the Corporation for its own account.

     2.4 FURTHER OBLIGATIONS OF THE CORPORATION. Whenever, under this Agreement, the Corporation is required to register Registrable Securities, it agrees that it shall also do the following:

     (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for a period of time required for the disposition of such Registrable Securities by the Holders thereof provided that such period shall not be longer than six months from the date of such registration statement unless the Corporation otherwise agrees in its sole discretion;

     (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective;

     (c) furnish to each Holder offering Registrable Securities under such registration statement such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus complying with the requirements of the Securities Act, as such Holder may reasonably request; and

     (d) register or qualify the Registrable Securities covered by such registration statement under the securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as the underwriter or manager shall request or in the event that the registration does not involve an underwritten public offering as each such Holder shall reasonably request; PROVIDED that the Corporation shall not be obligated to register or qualify such Registrable Securities in any jurisdiction in which such registration or qualification would require the Corporation to qualify as a foreign corporation or file any general consent to service of process where it is not then so qualified or otherwise required to be qualified or has not theretofore so consented.

     2.5 HOLDBACK AGREEMENT. In connection with the Initial Public Offering and any registration in which any Holder is participating in connection with an underwritten public offering, each Preferred Holder agrees (and shall enter into an agreement which shall so state), if requested by the managing underwriter or underwriters, not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any shares of Common Stock or any other equity security of the Corporation or of any security convertible into or exchangeable or exercisable for Common Stock or any such other equity security of the Corporation (in each case, other than as part of such underwritten public offering) within ten days before or 180 days after the effective date of the registration statement filed in connection with such underwritten offering; provided that all officers and directors of the Corporation and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.

     2.6 EXPENSES; CERTAIN CONDITIONS TO REGISTRATION.

     (a) Except to the extent otherwise provided in subsection 2.6(b) below, all expenses incurred in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Corporation, reasonable fees and expenses of one counsel for the selling Holders, expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to subsection 2.4(d) hereof, shall be paid by the Corporation, except that the Corporation shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the Registrable Securities sold by any selling Holders.

     (b) All expenses incurred in complying with any registration pursuant to subsection 2.3 hereof, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Corporation, fees and disbursements of counsel for the selling Holders, expenses of any special audits incident to or required by any such registration, expenses of complying with the securities or blue sky laws of any jurisdictions pursuant to subsection 2.4(d) hereof, shall be paid for by the selling Holders pro rata in accordance with their respective number of shares of Registrable Securities sold in any offering pursuant to subsection 2.3 hereof.

     (c) It shall be a condition precedent to the obligation of the Corporation to take any action pursuant to this Agreement in respect of the Registrable Securities which are to be registered at the request of any Holder that such Holder shall furnish to the Corporation or the underwriters such information regarding the Registrable Securities held by such Holder as the Corporation or the underwriters shall reasonably request and shall be required in connection with the action taken by the Corporation.

     2.7 INDEMNIFICATION AND CONTRIBUTION.

     (a) INDEMNIFICATION BY THE CORPORATION. In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Corporation shall indemnify and hold harmless each Holder of such Registrable Securities, such Holder's directors, officers, employees and agents, each underwriter who participated in the offering of such Registrable Securities and each other Person, if any, who controls such Holder or such underwriter within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses, joint or several, to which such Holder or any such director, officer, employee or agent or underwriter or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such Holder or such director, officer, employee or agent or underwriter or controlling Person for any legal or any other expenses reasonably incurred by such Holder or such director, officer, employee or agent or underwriter or controlling Person in connection with investigating or defending, settling or satisfying any such loss, claim, damage, liability, expense or action; provided, however, that the Corporation shall not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or alleged untrue statement or any omission or alleged omission made in such registration statement, preliminary prospectus, or amendment or supplement in reliance upon and in conformity with written information furnished to the Corporation by such Holder specifically for use therein. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or such director, officer, employee or agent or underwriter or controlling Person, and shall survive the transfer of such Registrable Securities by such Holder.

     (b) HOLDERS' INDEMNIFICATION. In connection with any registration statement in which a Holder is participating, each such Holder will furnish to the Corporation in writing such information as shall reasonably be requested by the Corporation for use in any such registration statement or prospectus and shall severally, but not jointly, indemnify, to the extent permitted by law, the Corporation, its directors, officers, employees and agents, each underwriter and each Person, if any, who controls the Corporation or such underwriter within the meaning of the Securities Act (collectively, the "Indemnitees"), against any losses, claims, damages, liabilities and expenses (under the Securities Act, at common law or otherwise) caused by or resulting from any untrue statement or alleged untrue statement of a material fact contained in any registration statement filed by the Corporation under the Securities Act, or any prospectus or preliminary prospectus included therein (in each case as amended or supplemented), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from, information furnished in writing by such Holder for use therein, and such Holder shall reimburse the Indemnitees for any legal and any other expenses reasonably incurred in connection with investigating or defending, settling or satisfying any such loss, claim, damage, liability or expense. Notwithstanding anything herein to the contrary, a Holder's obligation to indemnify the Indemnitees shall be limited to the amount of money such Holder received in connection with the sale of Registrable Securities under such registration statement.

     (c) CONTRIBUTION. If the indemnification provided for in this subsection
2.7 from the indemnifying party (which term shall, for purposes of this subsection 2.7, include all indemnifying parties if there be more than one) is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this subsection 2.7(c) as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

     The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 2.7(c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this subsection 2.7(c), no Holder shall be required to contribute any amount in excess of the total amount received by it upon the sale of its Registrable Securities pursuant to any registration statement to which the losses, claims, damages, liabilities and expenses referred to above relate. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Holders under this subsection 2.7(c) to contribute are several and not joint.

     (d) INDEMNIFICATION PROCEDURES. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this subsection 2.7(d) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interest of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

     2.8 TERMINATION OF REGISTRATION RIGHTS.

     (a) The right of any Holder to request registration or inclusion in any registration pursuant to any provision of Section 2 of this Agreement shall terminate on such date after the closing of the Initial Public Offering as all shares of Registrable Securities beneficially owned or subject to Rule 144 aggregation by such Holder may immediately be sold under Rule 144 (without regard to Rule 144(k)) during any 90-day period; provided, however, that the provisions of this subsection 2.8(a) shall not apply to any Holder who owns more than two percent (2%) of the Corporation's outstanding stock until such time as such Holder owns less than two percent (2%) of the outstanding stock of the Corporation.

     (b) This Agreement and all of the rights of Holders granted hereunder shall terminate on the sixth (6th) anniversary of the date hereof.

     2.9 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities that (a) is a partner, limited partner, retired partner, member or retired member of a Holder or (b) is an entity affiliated by common control (or other related entity) with such Holder; PROVIDED, HOWEVER, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

  MISCELLANEOUS.

     3.1 NOTICES. All notices and other communications pursuant to this Agreement shall be in writing, either hand delivered or sent by certified or registered mail with charges prepaid or by commercial courier guaranteeing next business day delivery, or sent by telex, telecopier, facsimile machine or telegraph, and shall be addressed:

     (a) in the case of the Corporation, to the Corporation at its principal office; and

     (b) in the case of an Investor, to the last residence or business address shown in the records of the Corporation.

     Any notice or other communication pursuant to this Agreement shall be deemed to have been duly given or made and to have become effective (i) when delivered in hand to the party to which it was directed, (ii) if sent by telex, telecopier, facsimile machine or telegraph and properly addressed in accordance with the foregoing provisions of this Section 3.1, when received by the addressee, (iii) if sent by commercial courier guaranteeing next business day delivery, on the business day following the date of delivery to such courier, or
(iii) if sent by first-class mail, postage prepaid, and properly addressed in accordance with the foregoing provisions of this Section 3.1, (A) when received by the addressee, or (B) on the third business day following the day of dispatch thereof, whichever of (A) or (B) shall be the earlier.

     3.2 BENEFITS; ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon each Holder and its, his or her heirs, successors and assigns. This Agreement shall inure to the benefit of and be binding upon the Corporation and its successors. The Corporation's obligations under this Agreement shall not be assigned, and its duties under this Agreement shall not be delegated.

     3.3 AMENDMENT AND WAIVER. This Agreement may be amended (and the rights hereunder waived) with the consent, in writing, of the Corporation and the Required Preferred Holders. Any waiver, pursuant to this subsection 3.3, of a breach of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

     3.4 GOVERNING LAW; HEADINGS. This agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts. The headings in this Agreement are for convenience only and shall not affect the construction hereof.

     3.5 SEVERABILITY. In the event that any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     3.6 ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter contained herein and therein.

     3.7 GENDER AND NUMBER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the plural form of names, defined terms, nouns and pronouns shall include the singular and vice-versa.

     3.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     3.9 INSTRUMENT OF ADHERENCE. Any Person that is a holder of record of shares of any class or series of capital stock of the Corporation may become a party to this Agreement by executing and delivering to the Company an Instrument of Adherence, substantially in the form of EXHIBIT A hereto, PROVIDED that the Corporation consents to such Person becoming a party to this Agreement (which consent shall be conclusively deemed to have been given by the Corporation if and when the Corporation countersigns the Instrument of Adherence executed by such Person). Any such instrument of Adherence executed by any such Person and countersigned by the Corporation shall become a part of this Agreement.

     3.10 AMENDMENT AND RESTATEMENT OF ORIGINAL AGREEMENT. The Original Agreement is hereby amended in its entirety and restated herein. All provisions of, rights granted and covenants made in the Original Agreement are hereby waived, released and superseded in their entirety.


                [REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the Corporation and the Investors have executed this Amended and Restated Registration Rights Agreement under seal as of the date first above written.

CORPORATION:                                    INVESTORS:


ACME PACKET, INC.                          MENLO VENTURES IX, L.P.
                                           MENLO ENTREPRENEURS FUND IX, L.P.
                                           MENLO ENTREPRENEURS FUND IX (A), L.P.
                                           MMEF IX, L.P.

By: /s/ Andrew D. Ory
   -------------------------------------
    Andrew D. Ory
    President                              By: MV Management IX, L.L.C.,
                                               Their General Partner


                                           By:
                                              ---------------------------------
                                                 Managing Member


MANAGEMENT STOCKHOLDERS:                   CANAAN EQUITY II L.P.
                                           CANAAN EQUITY II L.P. (QP)
 /s/ Andrew Ory                            CANAAN EQUITY II ENTREPRENEURS LLC
----------------------------------------
Andrew 0ry


                                           By:
                                              ---------------------------------
/s/ Patrick MeLampy                             Name:
----------------------------------------             --------------------------
Patrick MeLampy                                 Title:
                                                      -------------------------


                                           BEACHHEAD CAPITAL I, L.P.


                                           By:
                                              ---------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------


                                           WALLACK INVESTMENT GROUP, LLC


                                           By:
                                              ---------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------

Signature Page to Amended and Restated Registration Rights Agreement

     IN WITNESS WHEREOF, the Corporation and the Investors have executed this Amended Restated Registration Rights Agreement under seal as of the date first above written.

CORPORATION:                                    INVESTORS.


ACME PACKET, INC.                          MENLO VENTURES IX, L.P.
                                           MENLO ENTREPRENEURS FUND IX, L.P.
                                           MENLO ENTREPRENEURS FUND IX (A), L.P.
                                           MMEF IX,L.P.
By:
   -------------------------------------
     Andrew D. ORY                         By: MV Management IX L.L.C.,
     President                                 Their General Partner


                                           By:/s/ [ILLEGIBLE]
                                              ---------------------------------
                                                Managing Member


MANAGEMENT STOCKHOLDERS:                   CANAAN EQUITY II L.P.
                                           CANAAN EQUITY II L.P. (QP)
                                           CANAAN EQUITY II ENTREPRENEURS LLC
----------------------------------------
Andrew Ory


                                           By:
                                              ---------------------------------
----------------------------------------        Name:
Patrick MeLampy                                      --------------------------
                                                Title:
                                                      -------------------------


                                           BEACHHEAD CAPITAL I, L.P.


                                           By:
                                              ---------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------


                                           WALLACK INVESTMENT GROUP, LLC


                                           By:
                                              ---------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------

Signature Page to Amended and Restated Registration Rights Agreement

     IN WITNESS WHEREOF, the Corporation and the Investors have executed this Amended and Restated Registration Rights Agreement under seal as of the date first above written.

CORPORATION:                                    INVESTORS:


ACME PACKET, INC.                          MENLO VENTURES IX, L.P.
                                           MENLO ENTREPRENEURS FUND IX, L.P.
                                           MENLO ENTREPRENEURS FUND IX (A), L.P.
                                           MMEF IX, L.P.
By: /s/ Andrew D. Ory
   -------------------------------------
     Andrew D. Ory                         By: MV Management IX, L.L.C.,
     President                                 Their General Partner


                                           By: /s/ Illegible
                                              ---------------------------------
                                                Managing Member


MANAGEMENT STOCKHOLDERS:                   CANAAN EQUITY II L.P.
   /s/ Andrew Ory                          CANAAN EQUITY II L.P. (QP)
----------------------------------------   CANAAN EQUITY II ENTREPRENEURS LLC
Andrew Ory


                                           By:  /s/ James C. Furnivall
                                              ---------------------------------
   /s/ Patrick MeLampy
----------------------------------------        Name:  James C. Furnivall
Patrick MeLampy                                      --------------------------
                                                Title: Member / Manager
                                                      -------------------------


                                           BEACHHEAD CAPITAL I, L.P.


                                           By:
                                              ---------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------


                                           WALLACK INVESTMENT GROUP, LLC


                                           By:
                                              ---------------------------------
                                                Name:
                                                     --------------------------
                                                Title:
                                                      -------------------------

Signature Page to Amended and Restated Registration Rights Agreement

                                     ADVANCED TECHNOLOGY VENTURES VII,
                                     L.P.
                                     By: ATV Associates VII, L.L.C., its General
                                     Partner


                                     By:   /s/ [ILLEGIBLE]
                                        ---------------------------------------
                                        Member


                                     ADVANCED TECHNOLOGY VENTURES VII (B),
                                     L.P.
                                     By: ATV Associates VII, L.L.C., its General
                                     Partner


                                     By:   /s/ [ILLEGIBLE]
                                        ---------------------------------------
                                        Member


                                     ADVANCED TECHNOLOGY VENTURES VII (C),
                                     L.P.
                                     By: ATV Associates VII, L.L.C., its General
                                     Partner


                                     By:   /s/ [ILLEGIBLE]
                                        ---------------------------------------
                                        Member


                                     ATV ENTREPRENEURS VII, L.P.
                                     By: ATV Associates VII, L.L.C., its General
                                     Partner


                                     By:   /s/ [ILLEGIBLE]
                                        ---------------------------------------
                                        Member


                                     ATV ALLIANCE 2001, L.P.
                                     By: ATV Alliance Associates, L.L.C., its
                                     General Partner


                                     By:   /s/ [ILLEGIBLE]
                                        ---------------------------------------
                                        Director

                          REGISTRATION RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                     ATV ALLIANCE 2002, L.P.
                                     By: ATV Alliance Associates, L.L.C., its
                                     General Partner


                                     By:   /s/ [ILLEGIBLE]
                                        ---------------------------------------
                                        Director


                          REGISTRATION RIGHTS AGREEMENT
                                 SIGNATURE PAGE

/s/ Gary Bowen
----------------------------------------   ------------------------------------
Gary Bowen                                 James T. Curtis

----------------------------------------   ------------------------------------
Thomas Aucella                             John J. Cushing, Jr.

----------------------------------------   ------------------------------------
Izak Bahar                                 Matthew J. Cushing

----------------------------------------   ------------------------------------
Trayce Bahar                               Ari Daskalakis

----------------------------------------   ------------------------------------
Holley Bishop                              Anthony M. DeMarco

----------------------------------------   ------------------------------------
Paul Blumenfeld                            Paula L. DeMarco

----------------------------------------   ------------------------------------
Gary D. Breitbord                          Bernard Edinberg

----------------------------------------   ------------------------------------
John V. Brigham                            Stephen H. Faberman

----------------------------------------   ------------------------------------
Jorge E. Columbo                           Ellen Feder

----------------------------------------   ------------------------------------
Jacques Crouzet-Pascel                     Gordon Frank

----------------------------------------   ------------------------------------
Caroline M. Sharp                          Carol S. Glick

LEAH BETH GOLDSTEIN IRREVOCABLE
LIVING TRUST

                                           ------------------------------------
By:                                        Mark Lipson
   -------------------------------------
     Name:
          ------------------------------
     Title:
           -----------------------------


----------------------------------------   ------------------------------------
Samuel I. Gordon                           Patricia Lipson


----------------------------------------   ------------------------------------
Dr. Matthew J. Hertz                       Steven Lipson


----------------------------------------   ------------------------------------
Cynthia Hertz                              Richard Lipson


----------------------------------------   ------------------------------------
Dr. Yale A. Hirshberg                      Betsy Burnes McCarthy


----------------------------------------   ------------------------------------
Rondald M. Jacobs                          Jonathan Mack


----------------------------------------   ------------------------------------
Judith I. Jacobs                           Robert Mack

LANGENTHAL TRUSTS PARTNERSHIP II

                                           ------------------------------------
                                           Steven P. Mastrorilli
By:
   -------------------------------------
     Name:
          ------------------------------
     Title:
           -----------------------------


----------------------------------------   ------------------------------------
Faye Levine                                Robert A. Micley


----------------------------------------   ------------------------------------
Kenneth R. Levine                          Benjamin S. Minsk

                          REGISTRATION RIGHTS AGREEMENT
                                 SIGNATURE PAGE

AMY WOLPERT MILLER IRREVOCABLE
LIVING TRUST

                                           ------------------------------------
                                           William J. Rooks
By:
   -------------------------------------
     Name:
          ------------------------------
     Title:
           -----------------------------


----------------------------------------   ------------------------------------
Steve Munroe                               John S. Rooks


----------------------------------------   ------------------------------------
Daniel Ory                                 Cathleen L. Rooks


/s/ Marjorie Ory
----------------------------------------   ------------------------------------
Marjorie Ory                               Paula H. Rooks


----------------------------------------   ------------------------------------
David Palmucci                             David St. Laurent


----------------------------------------   ------------------------------------
Brenda Palumcci                            Vincent J. Salvi


----------------------------------------   ------------------------------------
Victor H. Polk                             Claire R. Saxe


----------------------------------------   ------------------------------------
Felipe Propper de Callejon                 Monroe B. Scharff


PULVER.COM EQUITIES II LLC                 ------------------------------------
                                           Randall Sharp


By:
   -------------------------------------
     Name:
          ------------------------------   ------------------------------------
     Title:                                Julio E. Vega
           -----------------------------


----------------------------------------   ------------------------------------
Jeffrey D. Resnick                         R. Terrell Weitman

----------------------------------------
Arthur Wolpert


ARTHUR B. WOLPERT IRREVOCABLE TRUST
F/B/O RACHEL JEAN GOLDSTEIN

By:
   -------------------------------------
     Name:
          ------------------------------
     Title:
           -----------------------------

ARTHUR B. WOLPERT IRREVOCABLE TRUST
F/B/O JESSICA L. MILLER


By:
   -------------------------------------
     Name:
          ------------------------------
     Title:
           -----------------------------


ARTHUR B. WOLPERT IRREVOCABLE TRUST
F/B/O SAMUEL AARON MILLER


By:
   -------------------------------------
     Name:
          ------------------------------
     Title:
           -----------------------------

                          REGISTRATION RIGHTS AGREEMENT
                                 SIGNATURE PAGE

                                                                       EXHIBIT A

                               ADDITIONAL INVESTOR
                           INSTRUMENT OF ADHERENCE TO
                          REGISTRATION RIGHTS AGREEMENT

     Reference is made to that certain Amended and Restated Registration Rights Agreement, dated as of June 8, 2004, a copy of which is attached hereto (as amended and in effect from time to time, the "AGREEMENT"), among Acme Packet, Inc., a Delaware corporation (the "CORPORATION"), and the Investors, as such term is defined therein. Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Agreement.

     The undersigned, __________________, in connection with his, her or its purchase of ___________ shares of ______________________ , hereby agrees that , from and after the date hereof, the undersigned has become an Additional Investor party to the Agreement and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in, the Agreement that are applicable to the Additional Investors. This Instrument of Adherence shall take effect and shall become a part of the Agreement immediately upon acceptance by the Corporation.

     Executed as of the date set forth below under the domestic substantive laws of The Commonwealth of Massachusetts without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other state.

                                           Name:
                                                -------------------------------


                                           Signature:
                                                     --------------------------

                                           Address:
                                                   ----------------------------

                                                  -----------------------------

                                                  -----------------------------

                                           Date:
                                                -------------------------------

ACCEPTED:

ACME PACKET, INC.

By:
   ------------------------------
   Name:
   Title:
Date:
     ----------------------------

                          REGISTRATION RIGHTS AGREEMENT

                                                                      SCHEDULE 1

                                SERIES B HOLDERS

Menlo Ventures IX, L.P.                         Dr. Matthew J. Hertz and Cynthia Hertz
Menlo Entrepreneurs Fund IX, L.P.               Dr. Yale A. Hirshberg
Menlo Entrepreneurs Fund IX (A), L.P.           Ronald M. Jacobs and Judith I. Jacobs
MMEF IX, L.P.                                   Langenthal Trusts Partnership II
Canaan Equity II L.P.                           Faye Levine
Canaan Equity II L.P. (QP)                      Kenneth R. Levine
Canaan Equity II Entrepreneurs LLC              Mark Lipson
Beachhead Capital I, L.P.                       Richard Lipson and Patricia Lipson, JT
Wallack Investment Group, LLC                   Steven Lipson
Advanced Technology Ventures VII, L.P.          Betsy Burnes McCarthy
Advanced Technology Ventures VII (B), L.P.      Jonathan Mack
Advanced Technology Ventures VII (C), L.P.      Robert Mack
ATV Entrepreneurs VII, L.P.                     Steven P. Mastrorilli
ATV Alliance 2001, L.P.                         Robert A. Micley
ATV Alliance 2002, L.P.                         Amy Wolpert Miller Irrevocable Living Trust
Gary Bowen                                      Benjamin S. Minsk
Thomas Aucella                                  Steve Munroe
Izak Bahar and Trayce Bahar, JT                 Daniel Ory
Holley Bishop                                   Marjorie Ory
Paul Blumenfeld                                 David and Brenda Palmucci
Gary D. Breitbord                               Victor H. Polk
Johan V. Brigham                                Felipe Propper de Callejon
Jorge E. Colombo                                Pulver.com Equities II LLC
Jacques Crouzet-Pascal                          Jeffrey D. Resnick
James T. Curtis and Caroline M. Sharp,          John S. and Cathleen L. Rooks, JTWROS
JTWROS
John J. Cushing, Jr.                            William J. and Paula H. Rooks, JTWROS
Matthew J. Cushing                              David St. Laurent
Ari Daskalakis                                  Vincent J. Salvi
Anthony M. DeMarco                              Claire R. Saxe
Paula L. DeMarco                                Monroe B. Scharff
Bernard Edinberg                                Randall Sharp
Stephen H. Faberman                             Julio E. Vega
Ellen Feder                                     R. Terrell Weitman
Gordon Frank                                    Arthur Wolpert
Carol S. Glick                                  Arthur B. Wolpert Irrevocable Trust f/b/o
                                                Rachel Jean Goldstein
Leah Beth Goldstein Irrevocable Living Trust    Arthur B. Wolpert Irrevocable Trust f/b/o
                                                Jessica L. Miller
Samuel I. Gordon                                Arthur B. Wolpert Irrevocable Trust f/b/o
                                                Samuel Aaron Miller

                          REGISTRATION RIGHTS AGREEMENT

                                                                      SCHEDULE 2

                           INITIAL SERIES C PURCHASERS

Menlo Ventures IX, L.P.

Menlo Entrepreneurs Fund IX, L.P.

Menlo Entrepreneurs Fund IX(A), L.P.

MMMEF IX, L.P.

Canaan Equity II L.P.

Canaan Equity II L.P. (QP)

Canaan Equity II Entrepreneurs LLC

Advanced Technology Ventures VII, L.P.

Advanced Technology Ventures VII (B), L.P.

Advanced Technology Ventures VII (C), L.P.

ATV Entrepreneurs VII, L.P.

Gary J. Bowen

Marjory Ory

Carole Ory

Felipe Propper de Callejon

Jeffrey D. Resnick

                          REGISTRATION RIGHTS AGREEMENT